                                                                      EXHIBIT 25


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305 (B) (2)

                THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK
               (Exact name of trustee as specified in its charter)

              New York                                   13-5691211
  (State of Incorporation                             (I.R.S. employer
   If not a U.S. national bank)                     Identification number)


 One Liberty Plaza
 New York, N.Y.                                            10006
 (Address of principal                                   (Zip code)
  Executive office)



                     POTASH CORPORATION OF SASKATCHEWAN INC.
               (Exact name of obligor as specified in its charter)
                              SASKATCHEWAN, CANADA
         (State or other jurisdiction of incorporation or organization)
                                       N/A
                      (I.R.S. employer identification no.)
                           122- 1st Ave. S., Suite 500
                             Saskatoon, Saskatchewan
                                 Canada, S7K 7G3
             (Address of principal executive offices) (Postal Code)

                                 DEBT SECURITIES
                       (Title of the indenture securities)

Item 1.         General Information
                Furnish the following information as to the trustee:

                (a) Name and address of each examining or supervising authority to which it is subject.
                      Federal Reserve Bank of New York
                      33 Liberty Street
                      New York, N. Y. 10045

                      State of New York Banking Department
                      State House, Albany, N.Y.

                (b) Whether it is authorized to exercise corporate trust powers.

                      The Trustee is authorized to exercise
                      corporate trust powers.

Item 2.          Affiliation with the Obligor.
                 If the obligor is an affiliate of the
                 trustee, describe each such affiliation.

                 The obligor is not an affiliate of the
                 Trustee.

Item 16.         List of Exhibits.

                 List below all exhibits filed as part of this statement of eligibility.

                 Exhibit 1 - Copy of the Organization Certificate of the Trustee
                             as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 333-6688).

                 Exhibit 2 - Copy of the Certificate of Authority of the Trustee
                             to commerce business. (Exhibit 2 to T-1 to Registration Statement No. 333-6688).

                 Exhibit 3 - None; authorization to exercise corporate trust powers is contained in the documents identified above as Exhibit 1 and 2.

                 Exhibit 4 - Copy of the existing By-Laws of the Trustee.
                             (Exhibit 4 to T-1 to Registration Statement No. 333-6688).

                 Exhibit 5 - No Indenture referred to in Item 4.

                 Exhibit 6 - The consent of the Trustee required by Section
                             321(b) of the Trust Indenture Act of 1939
                             (attached).

                 Exhibit 7 - Copy of the latest Report of Condition of the
                             Trustee as of March 31, 1997 (attached).

                                   SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of Nova Scotia Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 23rd day of May, 1997.



                                THE BANK OF NOVA SCOTIA TRUST
                                     COMPANY OF NEW YORK



                                By: /s/  GEORGE E. TIMMES
                                    --------------------------
                                    George E. Timmes
                                    Secretary

                                                        EXHIBIT 6 to Form T-1


                             SECTION 321(b) CONSENT
                             ----------------------



        Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, The Bank of Nova Scotia Trust Company of New York, a corporation organized and existing under the laws of the State of New York (the "Bank"), hereby consents that subject to the provisions of said Section 321(b), reports of examinations of the Bank by federal, state, territorial or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.




                                THE BANK OF NOVA SCOTIA TRUST
                                     COMPANY OF NEW YORK




                                By:  /s/ GEORGE E. TIMMES
                                    ----------------------------
                                    George E. Timmes
                                    Secretary

                                                                       EXHIBIT 7

              [FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL]
                                [  LETTERHEAD  ]

-------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR A BANK WITH DOMESTIC OFFICES ONLY AND TOTAL ASSETS OF LESS THAN $100 MILLION - FFIEC 034

REPORT AT THE CLOSE OF BUSINESS MARCH 31, 1997        (961231)



This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (state nonmember banks); and 12 U.S.C. Section 161 (National banks).



-------------------------------------------------------------------------------

This report form is to be filed by banks with domestic offices only. Banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated subsidiaries, or International Banking Facilities must file FFIEC 031.
-------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, J.F. Neylan, Assistant Secretary
  ---------------------------------------------------
  Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

[SIG]
-----------------------------------------------------
Signature of Officer Authorized to Sign Report

May 6, 1997
-----------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.
NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

[SIG]
-----------------------------------------------------
Director (Trustee)

[SIG]
-----------------------------------------------------
Director (Trustee)


-----------------------------------------------------
Director (Trustee)

-------------------------------------------------------------------------------
For Banks Submitting Hard Copy Report Forms:

State Member Banks: Return the original and one copy to the appropriate Federal Reserve District Bank.

State Nonmember Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

National Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems,
2127 Espey Court, Suite 204, Crofton, MD 21114.
-------------------------------------------------------------------------------


FDIC Certificate Number |__|__|__|__|__|

                           ___
                          |  Banks should affix the address label in this space.

                             The Bank of Nova Scotia Trust Company of New York
                             -------------------------------------------------
                             Legal Title of Bank

                             New York
                             -------------------------------------------------
                             City

                             NY                                   10006
                             -------------------------------------------------
                           | State Abbrev.                       Zip Code
                           ---


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

The Bank of Nova Scotia Trust Company of New York
-------------------------------------------------
Legal Title of Bank
   New York
-------------------------------------------------
City
   NY                                   10006
-------------------------------------------------
State                                   Zip Code

FDIC Certificate Number | | | | | |
                        -----------

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1997 -- MARCH 31, 1997

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

SCHEDULE RI -- INCOME STATEMENT

<Caption)
                                                                                                                   ------------
                                                                                                                   |   l180
                                                                                                              -----------------
                                                                                  Dollar Amounts in Thousands |    | Mil  Thou
-------------------------------------------------------------------------------------------------------------------------------
1. Interest income:
   a. Interest and fee income on loans(1)(2):
      (1) Total loans (to be completed only by those banks with less than $25 million in
          total assets) .....................................................................................         NONE
      The following four items are to be completed only by those banks with $25 million or more in total assets(1)(2):
      (2) Real estate loans .................................................................................         NONE
      (3) Installment loans .................................................................................         NONE
      (4) Credit cards and related plans ....................................................................         NONE
      (5) Commercial (time and demand) and all other loans ..................................................         NONE
   b. Income from lease financing receivables ...............................................................         NONE
   c. Interest income on balances due from depository institutions(3) .......................................         NONE
   d. Interest and dividend income on securities:
      (1) Securities issued by states and political subdivisions in the U.S.:
          (a) Taxable securities ............................................................................         NONE
          (b) Tax-exempt securities .........................................................................             29
      (2) U.S. Government and other debt securities .........................................................              1
      (3) Equity securities (including investments in mutual funds) .........................................         NONE
   e. Interest income from trading assets ...................................................................         NONE
   f. Interest income on federal funds sold(4) and securities purchased under agreements to resell ..........             40
   g. Total interest income (sum of items 1.a through 1.f) ..................................................             70

---------------
(1) See instructions for loan classifications used in this schedule.
(2) The $25 million asset size test is generally based on the total assets reported on the June 30, 1995 Report of Condition.
(3) Includes interest income on time certificates of deposit not held for trading.
(4) Report interest income on "term federal funds sold" in Schedule R1,
    Item 1,a., "Interest and fee income on loans."

                                                                                    Year-to-date
                                                                                  -----------------
                                                   Dollar Amounts in Thousands            Mil  Thou
                                                                                  -----------------
 2.  Interest expense:
     a.  Interest on deposits:
         (1) Transaction accounts (NOW accounts, ATS accounts, and telephone
             and preauthorized transfer accounts)...............................            NONE
         (2) Nontransaction accounts:
             (a) Money market deposit accounts (MMDAs)..........................            NONE
             (b) Other savings deposits.........................................            NONE
             (c) Time certificates of deposit of $100,000 or more...............            NONE
             (d) All other time deposits(1).....................................            5
     b.  Expense of federal funds purchased(2) and securities sold under
         agreements to repurchase...............................................            NONE
     c.  Interest on demand notes issued to the U.S. Treasury, trading
         liabilities, and other borrowed money..................................            NONE
     d.  Interest on mortgage indebtedness and obligations under capitalized
         leases.................................................................            NONE
     e.  Interest on subordinated notes and debentures..........................            NONE
     f.  Total interest expense (sum of items 2.a through 2.e)..................               5
 3.  Net interest income (item 1.g minus 2.f)...................................                          65
 4.  Provisions:
     a.  Provision for loan and lease losses....................................                      NONE
     b.  Provision for allocated transfer risk..................................                      NONE
 5.  Noninterest income:
     a.  Service charges on deposit accounts....................................            NONE
     b.  Other noninterest income:
         (1)  Other fee income..................................................            NONE
         (2)  All other noninterest income*.....................................             184
     c.  Total noninterest income (sum of items 5.a and 5.b)....................                         184
 6.  a.  Realized gains (losses) on held-to-maturity securities.................                      NONE
     b.  Realized gains (losses) on available-for-sale securities...............                      NONE
 7.  Noninterest expense:
     a.  Salaries and employee benefits.........................................              80
     b.  Expenses of premises and fixed assets (net of rental income)
         (excluding salaries and employee benefits and mortgage interest).......              28
     c.  Other noninterest expense*.............................................              40
     d.  Total noninterest expense (sum of items 7.a. through 7.c ..............                         148
 8.  Income (loss) before income taxes and extraordinary items and other
     adjustments (item 3 plus or minus items 4.a, 4.b, 5.c, 6.a, 6.b, and 7.d)..                         101
 9.  Applicable income taxes (on Item 8) .......................................                          18
10.  Income (loss) before extraordinary items and other adjustments (item 8
     minus 9)...................................................................                          83
11.  Extraordinary items and other adjustments:
     a.  Extraordinary items and other adjustments, gross of income taxes*......            NONE
     b.  Applicable income taxes (on item 11.a)*................................            NONE
     c.  Extraordinary items and other adjustments, net of income taxes
         (item 11.a minus 11.b).................................................                      NONE
12.  Net income (loss) (sum of items 10 and 11.c)...............................                        83


-----------------------
1  Includes interest expense on open-account time deposits of $100,000 or more.

2 Report the expense of "term federal funds purchased" in Schedule RI, item 2.c. "interest on demand notes issued to the U.S. Treasury, trading liabilities, and other borrowed money."

3  Describe on Schedule RI-E-Explanations.

*  Interest on security deposits.

The Bank of Nova Scotia Trust Company of New York
-------------------------------------------------
Legal Title of Bank




FDIC Certificate Number | | | | | |
                        -----------

SCHEDULE RI -- CONTINUED

<Caption)
Memoranda                                                                                                          ------------
                                                                                                                       I181
                                                                                                              -----------------
                                                                                                                 Year-to-date
                                                                                                              -----------------
                                                                                  Dollar Amounts in Thousands       Mil  Thou
-------------------------------------------------------------------------------------------------------------------------------
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
   August 7, 1986, that is not deductible for federal income tax purposes ...................................          NONE
2. Income from the sale and servicing of mutual funds and annuities (included in
   Schedule RI, Item 8) .....................................................................................          NONE
3. Estimated income on tax-exempt loans and leases to states and political subdivisions in the U.S.
   (reportable in Schedule RC-C, part I, Items 7 and 9) included in Schedule RI, items 1.a and 1.b,
   above (excludes income on tax-exempt securities) .........................................................          NONE
4. Number of full-time equivalent employees on payroll at end of current period (round to nearest
   whole number) ............................................................................................            5
5. Cash dividends declared during the calendar year to date
   (to be reported only with March, June, and September Reports of Income) ..................................          NONE
6. To be completed by banks with $25 million or more in total assets and with loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.(2)
   Interest and fee income on agricultural loans(1) (included in Item 1.a above) ............................
7. If the reporting bank has restated its balance sheet as a result of applying push down                       MM   DD   YR
   accounting this calendar year, report the date of the bank's acquisition .................................
                                                                                                             ---------------

---------------
(1) See instructions for loan classifications used in this schedule.
(2) The $25 million asset size test and the five percent of total loans test are generally based on the total assets reported on the June 30, 1995 Report of Condition.


SCHEDULE RI-A -- CHANGES IN EQUITY CAPITAL

SCHEDULE RI-A IS TO BE REPORTED WITH THE DECEMBER REPORT OF INCOME.

Indicate decreases and losses in parentheses.

                                                                                                                   ------------
                                                                                                                       I183
                                                                                                              -----------------
    Indicate decreases and losses in parentheses.                                 Dollar Amounts in Thousands        Mil  Thou
-------------------------------------------------------------------------------------------------------------------------------
 1. Total equity capital originally reported in the December 31, 1995, Reports of Condition and Income .......
 2. Equity capital adjustments from amended Reports of Income, net* ..........................................
 3. Amended balance end of previous calendar year (sum of items 1 and 2) .....................................
 4. Net income (loss) (must equal Schedule RI, item 12) ......................................................
 5. Sale, conversion, acquisition, or retirement of capital stock, net .......................................
 6. Changes incident to business combinations, net ...........................................................
 7. LESS: Cash dividends declared on preferred stock .........................................................
 8. LESS: Cash dividends declared on common stock ............................................................
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions for this schedule) ...........................................................................................
10. Corrections of material accounting errors from prior years* (see instructions for this schedule) .........
11. Change in net unrealized holding gains (losses) on available-for-sale securities .........................
12. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) .................
13. Total equity capital end of current period (sum of items 3 through 12) (must equal
    Schedule RC, item 28.a) ..................................................................................

---------------
*Describe on Schedule RI-E - Explanations.

Schedule RI-B--Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases(1)

                                                                                                                     I186
                                                                                        ----------------------------------
                                                                                         (Column A)             (Column B)
                                                                                         Charge-offs            Recoveries
                                                                                        ----------------------------------
                                                                                                Calendar year-to-date
                                                                                        ----------------------------------
                                                          Dollar Amounts in Thousands         Mil   Thou       Mil    Thou
--------------------------------------------------------------------------------------------------------------------------
1. Real estate loans.................................................................
2. Installment loans.................................................................
3. Credit cards and related plans....................................................
4. Commercial (time and demand) and all other loans..................................
5. Lease financing receivables.......................................................
6. Total (sum of items 1 through 5)..................................................            NONE              NONE

Memoranda
                                                                                        ----------------------------------
                                                          Dollar Amounts in Thousands         Mil   Thou       Mil    Thou
--------------------------------------------------------------------------------------------------------------------------
1. To be completed by banks with loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.
   Agricultural loans included in part I, items 1 through 4, above...................
2.-3. Not applicable
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 2 through 4, above..........................................................
5. Real estate loans (sum of Memorandum items 5.a through 5.e must equal
   Schedule RI-B, part I, item 1, above):
   a. Construction and land development..............................................
   b. Secured by farmland............................................................
   c. Secured by 1-4 family residential properties:
        (1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit.......................................
        (2) All other loans secured by 1-4 family residential properties.............
   d. Secured by multifamily (5 or more) residential properties......................
   e. Secured by nonfarm nonresidential properties...................................

------------------
(1) See instructions for loan classifications used in this schedule.

The Bank of Nova Scotia Trust Company of New York
-------------------------------------------------
Legal Title of Bank

FDIC Certificate Number |__|__|__|__|__|

SCHEDULE RI-B -- Continued

Part II. Changes in Allowance for Loan and Lease Losses

Part II is to be reported with the December Report of Income.


                                                                         Dollar Amounts in Thousands         Mil    Thou
-------------------------------------------------------------------------------------------------------------------------
1.  Balance originally reported in the December 31, 1995, Reports of Condition and Income............
2.  Recoveries (must equal part I, item 6, column B above) ..........................................
3.  LESS: Charge-offs (must equal part I, item 6, column A above) ...................................
4.  Provision for loan and lease losses (must equal Schedule RI, item 4.a) ..........................
5.  Adjustments* (see instructions for this schedule) ...............................................
6.  Balance end of current period (sum of items 1 through 5) (must equal Schedule RC, item 4.b)......
                                                                                                            -------------

-----------
* Describe on Schedule RI-E -- Explanations


SCHEDULE RI-C -- APPLICABLE INCOME TAXES BY TAXING AUTHORITY
Schedule RI-C is to be reported with the December Report of Income.

                                                                                                             I189
                                                                                                      ------------------
                                                                         Dollar Amounts in Thousands         Mil    Thou
-------------------------------------------------------------------------------------------------------------------------
1.  Federal .........................................................................................
2.  State and local .................................................................................
3.  Total (sum of items 1 and 2) (must equal sum of Schedule RI, items 9 and 11.b) ..................
4.  Deferred portion of item 3 ......................................................................
                                                                                      ------------------------------------


SCHEDULE RI-E -- EXPLANATIONS
Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                              I195
                                                                                                      ------------------
                                                                                                         Year-to-Date
                                                                                                      ------------------
                                                                         Dollar Amounts in Thousands         Mil    Thou
-------------------------------------------------------------------------------------------------------------------------
1.  All other noninterest income (from Schedule RI, item 5.b.(2))
    Report amounts that exceed 10% of Schedule RI, item 5.b.(2):
    a.  Net gains on other real estate owned ........................................................
    b.  Net gains on sales of loans .................................................................
    c.  Net gains on sales of premises and fixed assets .............................................
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 5.b.(2):

    d.        Fees & Commission -- Agency                                                                             164
        --------------------------------------------------------------------------------------------- --------------------

    e.        Mtg. Tech Service Fees                                                                                   20
        --------------------------------------------------------------------------------------------- --------------------

    f.
        --------------------------------------------------------------------------------------------- --------------------
2.  Other noninterest expense (from Schedule RI, item 7.c):
    a. Amortization expense of intangible assets.....................................................
    Report amounts that exceed 10% of Schedule RI, item 7.c:
    b. Net losses on other real estate owned.........................................................
    c. Net losses on sales of loans..................................................................
    d. Net losses on sales of premises and fixed assets..............................................
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 7.c:...

    e.        Office Supplies                                                                                           4
        --------------------------------------------------------------------------------------------- --------------------

    f.        Directors Fees & Expenses                                                                                 4
        --------------------------------------------------------------------------------------------- --------------------

    g.        Audit Expenses                                                                                           14
        --------------------------------------------------------------------------------------------- --------------------

                                                                                                              YEAR-TO-DATE
                                                                                                            ------------------
                                                                                Dollar Amounts in Thousands         Mil  Thou
-----------------------------------------------------------------------------------------------------------------------------
3.  Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI; item 11.b) (itemize and describe all extraordinary items and other adjustments:
                                                                                                            ------------------

    a.(1)
          --------------------------------------------------------------------------------------------------------------------

      (2) Applicable income tax effect
                                                                                              --------------------------------

    b.(1)
          --------------------------------------------------------------------------------------------------------------------

      (2) Applicable income tax effect
                                                                                               -------------------------------

    c.(1)
          --------------------------------------------------------------------------------------------------------------------

      (2) Applicable income tax effect
                                                                                               ----------------
4.  Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)
    (itemize and describe all adjustments):

    a.
       ---------------------------------------------------------------------------------------------------- ------------------

    a.
       ---------------------------------------------------------------------------------------------------- ------------------
5.  Cumulative effect of changes in accounting principles from prior years
    (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):

    a.
       ---------------------------------------------------------------------------------------------------- ------------------

    a.
       ---------------------------------------------------------------------------------------------------- ------------------
6.  Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)
    (itemize and describe all adjustments):

    a.
       ---------------------------------------------------------------------------------------------------- ------------------

    a.
       ---------------------------------------------------------------------------------------------------- ------------------
7.  Other transactions with parent holding company (from Schedule RI-A, item 12)
    (itemize and describe all such transactions):

    a.
       ---------------------------------------------------------------------------------------------------- ------------------

    a.
       ---------------------------------------------------------------------------------------------------- ------------------
8.  Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)
    (itemize and describe all adjustments):

    a.
       ---------------------------------------------------------------------------------------------------- ------------------

    a.
       ---------------------------------------------------------------------------------------------------- ------------------
9.  Other explanations (the space below is provided for the bank to briefly describe, at its option,     I198        I199
    any other significant items affecting the Report of Income):                                        ----------------------
    No comment  [  ]
    Other explanations (please type or print clearly):

        The Bank of Nova Scotia Trust Company of New York
  ------------------------------------------------------------------
  Legal Title of Bank


        New York
  ------------------------------------------------------------------
  City


        NY                              10006
  ------------------------------------------------------------------
  State                                   Zip Code
|__                                                               __|

FDIC Certificate Number  [___________]

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC -- BALANCE SHEET

                                                                                                                   -----------
                                                                                                                     C100
                                                                                                             -----------------
                                                                                 Dollar Amounts in Thousands       Mil   Thou
------------------------------------------------------------------------------------------------------------------------------
ASSETS
 1. Cash and balances due from depository institutions:

    a. Noninterest-bearing balances and currency and coin(1,2) ............................................               253
                                                                                                                   -----------

    b. Interest-bearing balances(3) .......................................................................           NONE
                                                                                                                   -----------
 2. Securities:

    a. Held-to-maturity securities (from Schedule RC-B, column A) .........................................           1   885
                                                                                                                   -----------

    b. Available-for-sale securities (from Schedule RC-B, column D) .......................................           NONE
                                                                                                                   -----------
 3. Federal funds sold and securities purchased under agreements to resell:

    a. Federal funds sold(4) ..............................................................................           NONE
                                                                                                                   -----------

    b. Securities purchased under agreements to resell(5) .................................................           2   200
                                                                                                                   -----------
 4. Loans and lease financing receivables:                                              -----------

    a. Loans and leases, net of unearned income (from Schedule RC-C) ................
                                                                                        -----------

    b. LESS: Allowance for loan and lease losses ....................................
                                                                                        -----------

    c. LESS: Allocated transfer risk reserve ........................................
                                                                                        -----------
    d. Loans and leases, net of unearned income, allowance, and reserve (item 4.a
       minus 4.b and 4.c) .................................................................................           NONE
                                                                                                                   -----------

 5. Trading assets.........................................................................................           NONE
                                                                                                                   -----------

 6. Premises and fixed assets (including capitalized leases) ..............................................                 4
                                                                                                                   -----------

 7. Other real estate owned (from Schedule RC-M) ..........................................................           NONE
                                                                                                                   -----------

 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ..............           NONE
                                                                                                                   -----------

 9. Customers' liability to this bank on acceptances outstanding ..........................................           NONE
                                                                                                                   -----------

10. Intangible assets (from Schedule RC-M) ................................................................           NONE
                                                                                                                   -----------

11. Other assets (from Schedule RC-F) .....................................................................                75
                                                                                                                   -----------

12. a. Total assets (sum of items 1 through 11) ...........................................................           4   417
                                                                                                                   -----------

    b. Losses deferred pursuant to 12 U.S.C. 1823(j) ......................................................           NONE
                                                                                                                   -----------

    c. Total assets and losses deferred pursuant to 12 U.S.C. 1823(j) (sum of items 12.a and 12.b) ........           4   417
                                                                                                                   -----------

-------------
(1) Includes cash items in process of collection and unposted debits.
(2) The amount reported in this item must be greater than or equal to the sum of Schedule RC-M, items 3.a and 3.b.
(3) Includes time certificates of deposit not held for trading.
(4) Report "term federal funds sold" in Schedule RC, item 4.a, "Loans and leases, net of unearned income," and in Schedule RC-C, part I.
(5) Report securities purchased under agreements to resell that involve the receipt of immediately available funds and mature in one business day or roll over under a continuing contract in Schedule RC, item 3.a, "Federal funds sold."

                                                                        Dollar Amounts in Thousands          Mil     Thou
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:

    a.  In domestic offices (sum of totals of columns A and C from Schedule RC-E)...................          2      102

        (1) Noninterest-bearing(1)....................................................         1 148

        (2) Interest-bearing..........................................................           954

    b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs...............................

        (1) Noninterest-bearing.....................................................................
        (2) Interest-bearing........................................................................

14. Federal funds purchased and securities sold under agreements to repurchase:


    a.  Federal funds purchased(2)..................................................................            NONE

    b.  Securities sold under agreements to repurchase(3)...........................................            NONE


15. a.  Demand notes issued to the U.S. Treasury....................................................            NONE

    b.  Trading liabilities.........................................................................            NONE

16. Other borrowed money:

    a.  With a remaining maturity of one year or less...............................................            NONE

    b.  With a remaining maturity of more than one year.............................................            NONE


17. Mortgage indebtedness and obligations under capitalized leases..................................            NONE

18. Bank's liability on acceptances executed and outstanding........................................            NONE

19. Subordinated notes and debentures...............................................................            NONE

20. Other liabilities (from Schedule RC-G)..........................................................                  34

21. Total liabilities (sum of items 13 through 20)..................................................          2      136


22. Limited-life preferred stock and related surplus................................................            NONE
EQUITY CAPITAL


23. Perpetual preferred stock and related surplus...................................................            NONE

24. Common stock....................................................................................          1      000

25. Surplus (exclude all surplus related to preferred stock)........................................          1      000

26. a. Undivided profits and capital reserves.......................................................                 281

    b. Net unrealized holding gains (losses) on available-for-sale-securities.......................            NONE

27. Cumulative foreign currency translation adjustments.............................................
28. a. Total equity capital (sum of items 23 through 27)............................................          2      281

    b. Losses deferred pursuant to 12 U.S.C. 1823(j)................................................            NONE
    c. Total equity capital and losses deferred pursuant to 12 U.S.C. 1823(j) (sum of items
       28.a and 28.b)...............................................................................          2      281
29. Total liabilities, limited-life preferred stock, equity capital, and losses deferred
    pursuant to 12 U.S.C. 1823(j) (sum of items 21, 22, and 28.c)...................................          4      417

Memorandum
To be reported only with the March Report of Condition.

                                                                                                                  Number
                                                                                                                  ------
1.  Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors
    as of any date during 1995......................................................................                 1




1 = Independent audit of the bank conducted in accordance with          4 = Directors' examination of the bank performed
    generally accepted auditing standards by a certified public             by other external auditors (may be required by state
    accounting firm which submits a report on the bank                      chartering authority)
2 = Independent audit of the bank's parent holding company con-         5 = Review of the bank's financial statements by external
    ducted in accordance with generally accepted auditing                   auditors
    standards by a certified public accounting firm which submits       6 = Compilation of the bank's financial statements by
    a report on the consolidated holding company (but not on the            external auditors
    bank separately)                                                    7 = Other audit procedures (excluding tax preparation
3 = Directors' examination of the bank conducted in accordance with         work)
    generally accepted auditing standards by a certified public         8 = No external audit work
    accounting firm (may be required by state chartering authority)

--------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report "term federal funds purchased" in Schedule RC, item 16, "Other borrowed money."
(3) Report securities sold under agreements to repurchase that involve the receipt of immediately available funds and mature in one business day or roll over under a continuing contract in Schedule RC, item 14.a. "Federal funds purchased."

Schedule RC-B--Securities

Exclude assets held for trading.


                                                                                                                          C110
                                                 -----------------------------------------------------------------------------
                                                          Held-to-maturity                       Available-for-sale
                                                 -----------------------------------   ---------------------------------------
                                                    (Column A)          (Column B)          (Column C)          (Column D)
                                                  Amortized Cost        Fair Value        Amortized Cost       Fair Value(1)
                                                 ----------------    ----------------   ------------------   -----------------
            Dollar Amounts in Thousands              Mil  Thou           Mil   Thou           Mil  Thou            Mil  Thou
------------------------------------------------------------------------------------------------------------------------------

1.  U.S. Treasury securities ..................              98                  98

2.  U.S. Government agency and
    corporation obligations (exclude
    mortgage-backed securities):

    a. Issued by U.S. Government
       agencies(2) ............................           NONE                 NONE

    b. Issued by U.S. Government-
       sponsored agencies(3) ..................           NONE                 NONE

3.  Securities issued by states and
    political subdivisions in the U.S.:

    a. General obligations.....................      1     382           1      371

    b. Revenue obligations.....................            405                  405
    c. Industrial development and similar
       obligations.............................           NONE                 NONE
4.  Mortgage-backed securities (MBS):
    a. Pass-through securities:
       (1) Guaranteed by GNMA..................           NONE                 NONE

       (2) Issued by FNMA and FHLMC............           NONE                 NONE

       (3) Other pass-through securities.......           NONE                 NONE
    b. Other mortgage-backed securities
       (include CMOs, REMICs, and stripped MBS):
       (1) Issued or guaranteed by FNMA, FHLMC,
           or GNMA.............................           NONE                 NONE
       (2) Collateralized by MBS issued or
           guaranteed by FNMA, FHLMC, or GNMA..           NONE                 NONE
       (3) All other mortgage-backed
           securities..........................           NONE                 NONE

5.  Other debt securities......................           NONE                 NONE
6.  Equity securities:
    a. Investments in mutual funds.............
    b. Other equity securities with readily
       determinable fair values................
    c. All other equity securities(1) (includes
       Federal Reserve stock)..................
7.  Total (sum of items 1 through 6) (total of
    column A must equal Schedule RC, item 2.a)
    (total of column D must equal Schedule RC,
    item 2.b)..................................      1     885           1      874

-----------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

The Bank of Nova Scotia Trust Company of New York
-------------------------------------------------
Legal Title of Bank

FDIC Certificate Number |__|__|__|__|__|


Schedule RC-B--Continued

                                                                                                                  C112
Memoranda                                                                                          -------------------------
                                                                     Dollar Amounts in Thousands               Mil    Thou
----------------------------------------------------------------------------------------------------------------------------

1.  Pledged securities(1) ......................................................................                  NONE
                                                                                                        -------------------
2.  Maturity and repricing data for debt securities (1)(2)(3) (excluding those in nonaccrual status):
                                                                                                        --------------------
    a.  Fixed rate debt securities with a remaining maturity of:

        (1)  Three months or less ..............................................................                      100
                                                                                                        -------------------

        (2)  Over three months through 12 months  ..............................................                      299
                                                                                                        -------------------

        (3)  Over one year through five years  .................................................                 1    486
                                                                                                        -------------------

        (4)  Over five years  ..................................................................                  NONE
                                                                                                        -------------------
        (5)  Total fixed rate debt securities (sum of Memorandum items 2.a.(1)
             through 2.a.(4)) ..................................................................                 1    885
                                                                                                        -------------------
    b.  Floating rate debt securities with a repricing frequency of:
                                                                                                        -------------------

        (1)  Quarterly or more frequently  .....................................................                  NONE
                                                                                                        -------------------

        (2)  Annually or more frequently, but less frequently than quarterly ...................                  NONE
                                                                                                        -------------------

        (3)  Every five years or more frequently, but less frequently than annually ............                  NONE
                                                                                                        -------------------

        (4)  Less frequently than every five years  ............................................                  NONE
                                                                                                        -------------------
        (5)  Total floating rate debt securities (sum of Memorandum items 2.b.(1)
             through 2.b.(4)  ..................................................................                  NONE
                                                                                                        -------------------
    c.  Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus
        nonaccrual debt securities included in Schedule RC-N, item 6, column C) ................                 1    885
                                                                                                        -------------------
3.  Not applicable
                                                                                                        -------------------
4.  Held-to-maturity debt securities restructured and in compliance with modified terms
    (included in Schedule RC-B, items 3 through 5, column A, above) ............................                  NONE
                                                                                                        -------------------
5.  Not applicable
                                                                                                        -------------------
6.  Floating rate debt securities with a remaining maturity of one year or less(1)(3)
    (included in Memorandum items 2.b.(1) through 2.b.(4) above) ...............................                  NONE
                                                                                                        -------------------
7.  Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of
    sale or transfer) ..........................................................................                  NONE
                                                                                                        -------------------
8.  High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
                                                                                                        -------------------

    a.  Amortized cost .........................................................................                  NONE
                                                                                                        -------------------

    b.  Fair value .............................................................................                  NONE
                                                                                                        -------------------
9.  Structured notes (included in the held-to-maturity and available-for-sale accounts in
    Schedule RC-B, items 2, 3, and 5):
                                                                                                        -------------------

    a.  Amortized cost .........................................................................                  NONE
                                                                                                        -------------------

    b.  Fair value .............................................................................                  NONE
                                                                                                        -------------------

------------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(2) Exclude equity securities, e.g., investment in mutual funds, Federal Reserve stock, common stock, and preferred stock.

(3) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

SCHEDULE RC-C -- LOANS AND LEASE FINANCING RECEIVABLES

Part 1.  Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading.


<Caption)
                                                                                                               ------------
                                                                                                                   C115
                                                                                                          -----------------
                                                                              Dollar Amounts in Thousands        Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
 1. Loans secured by real estate:

    a. Construction and land development ..............................................................

    b. Secured by farmland (including farm residential and other improvements) ........................
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit ......................................................................

       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first liens .................................................................

           (b) Secured by junior liens ................................................................

    d. Secured by multifamily (5 or more) residential properties ......................................

    e. Secured by nonfarm nonresidential properties ...................................................

 2. Loans to depository institutions ..................................................................

 3. Loans to finance agricultural production and other loans to farmers ...............................

 4. Commercial and industrial loans ...................................................................

 5. Acceptance of other banks .........................................................................

 6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):

    a. Credit cards and related plans (includes check credit and other revolving credit plans) ........

    b. Other (includes single payment, installment, and all student loans) ............................

 7. Obligations (other than securities and leases) of states and political subdivisions in the U.S.
    (includes nonrated industrial development obligations) ............................................

 8. All other loans (exclude consumer loans) ..........................................................

 9. Lease financing receivables (net of unearned income) ..............................................

10. LESS: Any unearned income on loans reflected in items 1-8 above ...................................

11. Total loans and leases, net of unearned income (sum of items 1 through 9 minus item 10)
    (must equal Schedule RC, item 4.a) ................................................................         NONE

The Bank of Nova Scotia Trust Company of New York
-------------------------------------------------
Legal Title of Bank
   New York
-------------------------------------------------
City
   NY                                   10006
-------------------------------------------------
State                                   Zip Code

FDIC Certificate Number | | | | | |
                        -----------

SCHEDULE RC-C -- Continued

Part I. Continued

<Caption)
Memoranda
                                                                                                              -----------------
                                                                       Dollar Amounts in Thousands          Mil  Thou
----------------------------------------------------------------------------------------------------------------------
1. Loans(1) and leases restructured and in compliance with modified terms
   (included in Schedule RC-C, part I, above and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):

   a. Real estate loans ...........................................................................
   b. All other loans and all lease financing receivables (exclude loans to individuals for household, family, and other personal expenditures) .........................................
2. Maturity and repricing data for loans and leases(2) (excluding those in nonaccrual status):
   a. Fixed rate loans and leases with a remaining maturity of:

      (1) Three months or less ....................................................................

      (2) Over three months through 12 months .....................................................

      (3) Over one year through five years ........................................................

      (4) Over five years .........................................................................

      (5) Total fixed rate loans and leases (sum of Memorandum items 2.a.(1) through 2.a.(4)) .....

   b. Floating rate loans with a repricing frequency of:

      (1) Quarterly or more frequently ............................................................

      (2) Annually or more frequently, but less frequently than quarterly .........................

      (3) Every five years or more frequently, but less frequently than annually ..................

      (4) Less frequently than every five years ...................................................

      (5) Total floating rate loans (sum of Memorandum items 2.b.(1) through 2.b.(4)) .............
   c. Total loans and leases (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal the sum of total loans and leases, net, from Schedule RC-C, part I, item 11, plus unearned income from Schedule RC-C, part I, item 10, minus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 5, column C)...........................
   d. Floating rate loans with a remaining maturity of one year or less (included in
      Memorandum items 2.b.(1) through 2.b.(4) above) .............................................
3. Reserved
4. Loans to finance commercial real estate, construction, and land development activities
   (not secured by real estate) included in Schedule RC-C, part I, items 4 and 8, page RC-5(3) ....

5. Loans and leases held for sale (included in Schedule RC-C, part I, above) ......................
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties
   (included in Schedule RC-C, part I, item 1.c.(2)(a), page RC-5) ................................            NONE


---------------
(1) See instructions for loan classifications used in Memorandum item 1.
(2) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(3) Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e.

Schedule RC-E -- Deposit Liabilities

                                                                                                           C125
                                                            ------------------------------------------------------------
                                                                                                     Nontransaction
                                                                   Transaction Accounts                 Accounts
                                                            ------------------------------------------------------------
                                                              (Column A)            (Column B)         (Column C)
                                                                 Total              Memo: Total          Total
                                                              transaction             demand         nontransaction
                                                                accounts             deposits           accounts
                                                              (including           (included in        (including
                                                             total demand            column A)            MMDAs)
                                                               deposits)
------------------------------------------------------------------------------------------------------------------------
                             Dollar Amounts in Thousands          Mil  Thou            Mil  Thou             Mil  Thou
------------------------------------------------------------------------------------------------------------------------
Deposits of:

1.  Individuals, partnerships, and corporations ..........              888
                                                                 --------------------------------------------------------

2.  U.S. Government ......................................
                                                                 --------------------------------------------------------

3.  States and political subdivisions in the U.S. ........
                                                                 --------------------------------------------------------
4.  Commercial banks in the U.S. (including U.S. branches
    and agencies of foreign banks) .......................              164
                                                                 --------------------------------------------------------

5.  Other depository institutions in the U.S. ............
                                                                 --------------------------------------------------------

6.  Certified and official checks ........................                1
                                                                 --------------------------------------------------------
7.  Banks in foreign countries, foreign governments, and
    foreign official institutions ........................           1  049
                                                                 --------------------------------------------------------
8.  Total (sum of items 1 through 7) (sum of columns A
    and C must equal Schedule RC, item 13.a) .............           2  102
                                                                 --------------------------------------------------------

Memoranda
                                                                                                        -----------------
                                                                      Dollar Amounts in Thousands            Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1.  Select components of total deposits (i.e., sum of Item 8, columns A and C):
                                                                                                            -------------

    a.  Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ..........................          NONE
                                                                                                            -------------

    b.  Total brokered deposits ......................................................................          NONE
                                                                                                            -------------
    c.  Fully insured brokered deposits (included in Memorandum Item 1.b above):

        (1)  Issued in denominations of less than $100,000 ...........................................          NONE
                                                                                                            -------------
        (2)  Issued either in denominations of $100,000 or in denominations greater than
             $100,000 and participated out by the broker in shares of $100,000 or less ...............          NONE
                                                                                                            -------------
    d.  Maturity data for brokered deposits:

        (1)  Brokered deposits issued in denominations of less than $100,000 with a remaining
             maturity of one year or less (included in Memorandum Item 1.c.(1) above) ................          NONE
                                                                                                            -------------
        (2)  Brokered deposits issued in denominations of $100,000 or more with a remaining
             maturity of one year or less (included in Memorandum Item 1.b. above) ...................          NONE
                                                                                                       -    ------------
    e.  Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
        reported in item 3 above which are secured or collateralized as required under state law) ....          NONE
                                                                                                            -------------
2.  Components of total nontransaction accounts (sum of Memorandum Items 2.a through 2.d must equal Item 8, column C, above):

    a.  Savings deposits:
                                                                                                            -------------

        (1)  Money market deposit accounts (MMDAs) ...................................................          NONE
                                                                                                            -------------

        (2)  Other savings deposits (excludes MMDAs) .................................................          NONE
                                                                                                            -------------

    b.  Total time deposits of less than $100,000 ....................................................          NONE
                                                                                                            -------------

    c.  Time certificates of deposit of $100,000 or more .............................................          NONE
                                                                                                            -------------

    d.  Open-account time deposits of $100,000 or more ...............................................          NONE
                                                                                                            -------------

3.  All NOW accounts (included in column A above) ....................................................          NONE
                                                                                                            -------------
4.  Not applicable

The Bank of Nova Scotia Trust Company of New York
-------------------------------------------------
Legal Title of Bank

FDIC Certificate Number |__|__|__|__|__|

SCHEDULE RC-E -- Continued

Memorandum (Continued)



                                                                        Dollar Amounts in Thousands          Mil    Thou
-------------------------------------------------------------------------------------------------------------------------
5. Maturity and repricing data for time deposits of less than $100,000 (sum of Memorandum)
   items 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b above):(1)
   a. Fixed rate time deposits of less than $100,000 with retaining maturity of:
      (1) Three months or less ......................................................................
      (2) Over three months through 12 months .......................................................
      (3) Over one year .............................................................................
   b. Floating rate time deposits of less than $100,000 with a repricing frequency of:
      (1) Quarterly or more frequently ..............................................................
      (2) Annually or more frequently, but less frequently than quarterly ...........................
      (3) Less frequently than annually .............................................................
   c. Floating rate time deposits of less than $100,000 with a remaining maturity of one year or less (included in Memorandum items 5.b(1) through 5.b.(3) above) ..............................
6. Maturity and repricing data for time deposits of $100,000 or more (i.e., time certificates of deposit of $100,000 or more and open-account time deposits of $100,000 or more)
   (sum of Memorandum items 6.a.(1) through 6.b.(4) must equal the sum of Memorandum items 2.c and 2.d above):(1)
   a. Fixed rate time deposits of $100,000 or more with a remaining maturity of:
      (1) Three months or less ......................................................................
      (2) Over three months through 12 months .......................................................
      (3) Over one year through five years ..........................................................
      (4) Over five years ...........................................................................
   b. Floating rate time deposits of $100,000 or more with a repricing frequency of:
      (1) Quarterly or more frequently ..............................................................
      (2) Annually or more frequently, but less frequently than quarterly ...........................
      (3) Every five years or more frequently, but less frequently than annually ....................
      (4) Less frequently than every five years .....................................................
   c. Floating rate time deposits of $100,000 or more with a remaining maturity of one year or less (included in Memorandum items 6.b.(1) through 6.b.(4) above) .............................

---------------
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

SCHEDULE RC-F -- OTHER ASSETS


<Caption)
                                                                                                               ------------
                                                                                                                   C130
                                                                                                          -----------------
                                                                              Dollar Amounts in Thousands        Mil  Thou
---------------------------------------------------------------------------------------------------------------------------

1. Income earned, not collected on loans(1) ..........................................................

2. Net deferred tax assets(2) ........................................................................

3. Excess residential mortgage servicing fees receivable .............................................                75

4. Other (itemize and describe amounts greater than $25,000 that exceed 25% of this item) ............

   a. Accrued Interest on Invest .............................................             32

   b. Forwarding Charges Recoverable .........................................             33

   c.

5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ................................                 2


<Caption)
Memorandum                                                                    Dollar Amounts in Thousands        Mil  Thou
---------------------------------------------------------------------------------------------------------------------------

1. Deferred tax assets disallowed for regulatory capital purposes ....................................


SCHEDULE RC-G -- OTHER LIABILITIES

<Caption)
                                                                                                               ------------
                                                                                                                   C135
                                                                                                          -----------------
                                                                              Dollar Amounts in Thousands        Mil  Thou
---------------------------------------------------------------------------------------------------------------------------

1. a. Interest accrued and unpaid on deposits(3) .....................................................

   b. Other expenses accrued and unpaid (includes accrued income taxes payable) ......................                8

2. Net deferred tax liabilities(2) ...................................................................

3. Minority interest in consolidated subsidiaries ....................................................

4. Other (itemize and describe amounts greater than $25,000 that exceed 25% of this item) ............                26

   a. Audit Expenses .........................................................         13

   b. Pension Plan ...........................................................          8

   c.

5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) ................................                34


-------------
(1) Report income earned, not collected on securities (and on other assets) in item 4 of Schedule RC-F.
(2) See discussion of deferred income taxes in Glossary entry on "income taxes."
(3) For savings banks, include "dividends" accrued and unpaid on deposits.

        The Bank of Nova Scotia Trust Company of New York
---------------------------------------------------------
Legal Title of Bank


FDIC Certificate Number | | | | | |
                        -----------

SCHEDULE RC-K -- QUARTERLY AVERAGES(1)

<Caption)
                                                                                                                   ------------
                                                                                                                       C155
                                                                                                              -----------------
                                                                                  Dollar Amounts in Thousands        Mil  Thou
-------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
ASSETS

 1. Interest-bearing balances due from depository institutions..........................................
 2. a. U.S. Treasury securities, and U.S. Government agency and corporation obligations, and other
       debt securities(4) (excluding securities issued by states and political subdivisions                                    98
       in the U.S.). ...................................................................................

    b. Equity securities(5) (includes investments in mutual funds and Federal Reserve stock) ...........

 3. Securities issued by states and political subdivisions in the U.S.(4) ..............................                 1    765

 4. Federal funds sold and securities purchased under agreements to resell .............................                 3    233
 5. Loans(2,3):

    a. Total loans, net of unearned income (to be completed only by those banks with less than
       $25 million in total assets) ....................................................................
    The following four items are to be completed only by those banks with $25 million or more in total assets.

    b. Real estate loans ...............................................................................

    c. Installment loans ...............................................................................

    d. Credit cards and related plans ..................................................................

    e. Commercial (time and demand) and all other loans ................................................

 6. Lease financing receivables (net of unearned income) ...............................................

 7. Total assets(6) ....................................................................................                5    375
LIABILITIES

 8. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts) (exclude demand deposits) .........................................
 9. Nontransaction accounts:

    a. Money market deposit accounts (MMDAs) ...........................................................

    b. Other savings deposits ..........................................................................

    c. Time certificates of deposit of $100,000 or more ................................................

    d. All other time deposits (include all time deposits of less than $100,000 and open-account time deposits of $100,000 or more) ...................................................................

10. Federal funds purchased and securities sold under agreements to repurchase .........................

MEMORANDUM

<Caption)
                                                                                  Dollar Amounts in Thousands        Mil  Thou
-------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 1. To be completed by banks with $25 million or more in total assets and with loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.(3)

    Agricultural loans included in items 5.b through 5.e above .........................................


---------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter). In addition, averages of four month-end figures (the last day of the preceding quarter and of each month of the currently-reported quarter) are allowed for items 2, 3, 5.a through 5.e, 6, 7, and Memorandum item 1.

(2) See instructions for loan classifications used in this schedule.

(3) The $25 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 1995 Report of Condition.

(4) Quarterly averages for all debt securities should be based on amortized cost.

(5) Quarterly averages for all equity securities should be based on historical cost.

(6) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities and readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Schedule RC-L -- Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                       C160
                                                                                                             -----------------
                                                                               Dollar Amounts in Thousands          Mil   Thou
------------------------------------------------------------------------------------------------------------------------------
 1. Unused commitments:

    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity lines ....

    b. Credit card lines ..................................................................................
    c. Commercial real estate, construction, and land development:

       (1) Commitments to fund loans secured by real estate ...............................................

       (2) Commitments to fund loans not secured by real estate ...........................................

    d. Securities underwriting ............................................................................

    e. Other unused commitments ...........................................................................

 2. Financial standby letters of credit(1) ................................................................

    a. Amount of financial standby letters of credit conveyed to others ................

 3. Performance standby letters of credit(1) ..............................................................

    a. Amount of performance standby letters of credit conveyed to others ..............

 4. Commercial and similar letters of credit(1) ...........................................................
 5. Not applicable
 6. Participations in acceptances (as described in the instructions) acquired by the reporting
    (nonaccepting) bank ...................................................................................

 7. Securities borrowed ...................................................................................
 8. Securities lent (including customers' securities lent where the customer is indemnified against loss by the reporting bank) ...........................................................................
 9. Loans transferred (i.e., sold or swapped) with recourse that have been treated as sold for
    Call Report purposes:
    a. FNMA and FHLMC residential mortgage loan pools:

       (1) Outstanding principal balance of mortgages transferred as of the report date ...................

       (2) Amount of recourse exposure on these mortgages as of the report date ...........................
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:

       (1) Outstanding principal balance of mortgages transferred as of the report date ...................

       (2) Amount of recourse exposure on these mortgages as of the report date ...........................
    c. Farmer Mac agricultural mortgage loan pools:

       (1) Outstanding principal balance of mortgages transferred as of the report date ...................

       (2) Amount of recourse exposure on these mortgages as of the report date ...........................
    d. Small business obligations transferred with recourse under Section 208 of the Riegle
       Community Development and Regulatory Improvement Act of 1994:

       (1) Outstanding principal balance of small business obligations transferred as of the report date ..

       (2) Amount of retained recourse on these obligations as of the report date .........................
10. When-issued securities:

    a. Gross commitments to purchase ......................................................................

    b. Gross commitments to sell ..........................................................................

11. Spot foreign exchange contracts .......................................................................
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28.a, "Total equity capital") ......


    a.
       ----------------------------------------------------------------------------------------------------

    b.
       ----------------------------------------------------------------------------------------------------

    c.
       ----------------------------------------------------------------------------------------------------

    d.
       ----------------------------------------------------------------------------------------------------

------------
(1) Do not report letters of credit as "contra" items in "Other assets" (Schedule RC-F) and "Other liabilities" (Schedule RC-G).

The Bank of Nova Scotia Trust Company of New York
-------------------------------------------------
Legal Title of Bank

FDIC Certificate Number |__|__|__|__|__|

SCHEDULE RC-L -- Continued


                                                                        Dollar Amounts in Thousands   Mill   Thou
------------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28.a, "Total equity capital") .........


    a.

    b.

    c.

    d.



                                                                                                                          C161
                                                 -----------------------------------------------------------------------------
                                                    (Column A)          (Column B)          (Column C)          (Column D)
            Dollar Amounts in Thousands           Interest Rate      Foreign Exchange   Equity Derivative      Commodity and
------------------------------------------------    Contracts           Contracts           Contracts         Other Contracts
           Off-balance Sheet Derivatives         ----------------    ----------------   ------------------   -----------------
                 Position Indicators                    Mil  Thou          Mil  Thou           Mil  Thou            Mil  Thou
------------------------------------------------------------------------------------------------------------------------------
14. Gross amounts (e.g., notional amounts) (for
    each column, sum of items 14.a through 14.e
    must equal sum of items 15, 16.a, and 16.b):

    a. Futures contracts .......................

    b. Forward contracts .......................

    c. Exchange-traded option contracts:

       (1) Written options .....................


       (2) Purchased options ...................
    d. Over-the-counter option contracts:

       (1) Written options .....................

       (2) Purchased options ...................

    e. Swaps ...................................

15. Total gross notional amount of derivative
    contracts held for trading .................

16. Total gross notional amount of derivative
    contracts held for purposes other than
    trading ....................................

    a. Contracts marked to market ..............

    b. Contracts not marked to market ..........

Memorandum
                                                                        Dollar Amounts in Thousands    Mil    Thou
-------------------------------------------------------------------------------------------------------------------
1. - 2. Not applicable

3. Unused commitments with an original maturity exceeding one year that are reported in
   Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments that are fee paid or otherwise legally binding) ......................................

SCHEDULE RC-M -- MEMORANDA

<Caption)
                                                                                                                   ------------
                                                                                                                       C165
                                                                                                              -----------------
                                                                                  Dollar Amounts in Thousands        Mil  Thou
-------------------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:

   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal
      shareholders, and their related interests ...........................................................         NONE
   b. Number of executive officers, directors, and principal shareholders to whom the              Number
      amount of all extensions of credit by the reporting bank (including extensions of   ------------------
      credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations .................
2. Not applicable                                                                         ------------------

3. a. Noninterest-bearing balances due from commercial banks in the U.S. (included in Schedule RC, item 1.a) (exclude balances due from Federal Reserve Banks and cash items in process of
      collection) ..........................................................................................         NONE

   b. Currency and coin (included in Schedule RC, item 1.a) ................................................         NONE
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
   (include both retained servicing and purchased servicing):

   a. Mortgages serviced under a GNMA contract .............................................................         NONE
   b. Mortgages serviced under a FHLMC contract:

      (1) Serviced with recourse to servicer ...............................................................         NONE

      (2) Serviced without recourse to servicer ............................................................         NONE
   c. Mortgages serviced under a FNMA contract:

      (1) Serviced under a regular option contract .........................................................         NONE

      (2) Serviced under a special option contract .........................................................         NONE

   d. Mortgages serviced under other servicing contracts ...................................................         NONE
5. Not applicable
6. Intangible assets:

   a. Mortgage servicing rights ............................................................................         NONE
   b. Other identifiable intangible assets:

      (1) Purchased credit card relationships ..............................................................         NONE

      (2) All other identifiable intangible assets .........................................................         NONE

   c. Goodwill .............................................................................................         NONE

   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10) ...............................         NONE

   e. Amount of intangible assets (included in item 6.b(2) above) that have been grandfathered
      or are otherwise qualifying for regulatory capital purposes) .........................................         NONE

7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
   redeem ..................................................................................................         NONE
8. a. Other real estate owned:

      (1) Direct and indirect investments in real estate ventures ..........................................         NONE
      (2) All other real estate owned:

          (a) Construction and land development ............................................................         NONE

          (b) Farmland .....................................................................................         NONE

          (c) 1-4 family residential properties ............................................................         NONE

          (d) Multifamily (5 or more) residential properties ...............................................         NONE

          (e) Nonfarm nonresidential properties ............................................................         NONE

      (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ........................         NONE
   b. Investments in unconsolidated subsidiaries and associated companies:

      (1) Direct and indirect investments in real estate ventures ..........................................         NONE

      (2) All other investments in unconsolidated subsidiaries and associated companies ....................         NONE

      (3) Total (sum of items 8.b(1) and 8.b(2), (must equal Schedule RC, item 8) ..........................         NONE

   c. Total assets of unconsolidated subsidiaries and associated companies .................................         NONE

The Bank of Nova Scotia Trust Company of New York
-------------------------------------------------
Legal Title of Bank


FDIC Certificate Number |  |  |  |  |  |
                        ----------------


SCHEDULE RC-M -- CONTINUED

<Caption)
                                                                                                         ----------------
                                                                        Dollar Amounts in Thousands        Mil      Thou
-------------------------------------------------------------------------------------------------------------------------
 9.  Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
     item 23, "Perpetual preferred stock and related surplus".......................................           NONE
                                                                                                         ----------------
10.  Mutual fund and annuity sales during the quarter (include proprietary, private label, and third party products):
                                                                                                         ----------------

     a.  Money market funds ........................................................................           NONE
                                                                                                         ----------------

     b.  Equity securities funds ...................................................................           NONE
                                                                                                         ----------------

     c.  Debt securities funds .....................................................................           NONE
                                                                                                         ----------------

     d.  Other mutual funds ........................................................................           NONE
                                                                                                         ----------------

     e.  Annuities .................................................................................           NONE
                                                                                                         ----------------
     f.  Sales of proprietary mutual funds and annuities (included in items 10.a through
         10.e above) ...............................................................................           NONE
                                                                                                         ----------------

-------------------------------------------------------------------------------------------------------------------------

                                                                                                         ----------------
Memorandum                                                              Dollar Amounts in Thousands        Mil      Thou
-------------------------------------------------------------------------------------------------------------------------
 1.  Interbank holdings of capital instruments (to be completed for the December report only):
                                                                                                         ----------------

     a.  Reciprocal holdings of banking organizations' capital instruments .........................           NONE
                                                                                                         ----------------

     b.  Nonreciprocal holdings of banking organizations' capital instruments ......................           NOME
                                                                                                         ----------------
-------------------------------------------------------------------------------------------------------------------------

Schedule RC-N -- Past Due and Nonaccrual Loans,(1) Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 7, column A, and in Memorandum items 2 through 4, column A, as confidential.


                                                                                                               C170
                                                            ------------------------------------------------------------
                                                              (Column A)            (Column B)           (Column C)
                                                               Past Due             Past Due 90          Nonaccrual
                                                             30 through 89         days or more
                                                             days and still          and still
                                                                accruing             accruing
------------------------------------------------------------------------------------------------------------------------
                             Dollar Amounts in Thousands          Mil  Thou            Mil  Thou             Mil  Thou
------------------------------------------------------------------------------------------------------------------------

1.  Real estate loans ....................................
                                                                 --------------------------------------------------------

2.  Installment loans ....................................
                                                                 --------------------------------------------------------

3.  Credit cards and related plans .......................
                                                                 --------------------------------------------------------

4.  Commercial (time and demand) and all other loans .....
                                                                 --------------------------------------------------------

5.  Lease financing receivables ..........................
                                                                 --------------------------------------------------------
6.  Debt securities and other assets (excludes other real
    estate owned and other repossessed assets) ...........            NONE                NONE                  NONE
                                                                 --------------------------------------------------------

=============================================================================================================================

Amounts reported in items 1 through 5 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 7 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 5.

                                                             -----------------------------------------------------------
                                                                  Mil  Thou            Mil  Thou             Mil  Thou
                                                             -----------------------------------------------------------
7.  Loans and leases reported in items 1 through 5 above
    which are wholly or partially guaranteed by the
    U.S. Government ......................................
                                                             ------------------------------------------------------------
    a.  Guaranteed portion of loans and leases included
        in item 7 above ..................................
                                                             ------------------------------------------------------------


Memoranda                                                                                                      C173
                                                             ------------------------------------------------------------
                             Dollar Amounts in Thousands          Mil  Thou            Mil  Thou             Mil  Thou
------------------------------------------------------------------------------------------------------------------------
1.  Restructured loans and leases included in Schedule
    RC-N, items 1 through 5, above (and not reported in
    Schedule RC-C, Part I, Memorandum item 1) ............
                                                             ------------------------------------------------------------
2.  To be completed by banks with loans to finance
    agricultural production and other loans to farmers
    (Schedule RC-C, part I, item 3) exceeding five percent
    of total loans:

    Agricultural loans included in Schedule RC-N,
    items 1 through 4, above .............................
                                                             ------------------------------------------------------------
3.  Loans to finance commercial real estate, construction,
    and land development activities (not secured by real
    estate) included in Schedule RC-N, items 2 through 4,
    above ................................................
                                                             ------------------------------------------------------------
4.  Real estate loans (sum of Memorandum items 4.a
    through 4.e must equal Schedule RC-N, item 1, above):

    a.  Construction and land development ................
                                                             ------------------------------------------------------------

    b.  Secured by farmland ..............................
                                                             ------------------------------------------------------------
    c.  Secured by 1-4 family residential properties:

        (1)  Revolving, open-end loans secured by 1-4
             family residential properties and extended
             under lines of credit .......................
                                                             ------------------------------------------------------------
        (2)  All other loans secured by 1-4 family
             residential properties ......................
                                                             ------------------------------------------------------------
    d.  Secured by multifamily (5 or more) residential
        properties .......................................
                                                             ------------------------------------------------------------

    e.  Secured by nonfarm nonresidential properties .....
                                                             ------------------------------------------------------------


------------
(1) See instructions for loan classifications used in this schedule.

        The Bank of Nova Scotia Trust Company of New York
  ------------------------------------------------------------------
  Legal Title of Bank

FDIC Certificate Number  [___________]

SCHEDULE RC-O -- OTHER DATA FOR DEPOSIT INSURANCE ASSESSMENTS

                                                                                                               ------------
                                                                                                                   C175
                                                                                                               ------------
                                                                              Dollar Amounts in Thousands       Mil   Thou
---------------------------------------------------------------------------------------------------------------------------
 1. Unposted debits (see instructions):

    a. Actual amount of all unposted debits ...............................................................
                                                                                                               -----------
       OR

    b. Separate amount of unposted debits:

       (1) Actual amount of unposted debits to demand deposits ............................................
                                                                                                               -----------


       (2) Actual amount of unposted debits to time and savings deposits(1) ...............................
                                                                                                               -----------

 2. Unposted credits (see instructions):

    a. Actual amount of all unposted credits ..............................................................

         OR                                                                                                    -----------

    b. Separate amount of unposted credits:

       (1) Actual amount of unposted credits to demand deposits  .........................................
                                                                                                               -----------


       (2) Actual amount of unposted credits to time and savings deposits(1) .............................
                                                                                                               -----------


 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total deposits) ...
                                                                                                               -----------

 4. Deposits of consolidated subsidiaries (not included in total deposits):

    a. Demand deposits of consolidated subsidiaries .......................................................
                                                                                                               -----------


    b. Time and savings deposits(1) of consolidated subsidiaries ..........................................
                                                                                                               -----------


    c. Interest accrued and unpaid on deposits of consolidated subsidiaries ...............................
                                                                                                               -----------
 5. Not applicable.

Item 6 is not applicable to state nonmember banks that have not been authorized by the
Federal Reserve to act as pass-through correspondents.

 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:

    a. Amount reflected in demand deposits (included in Schedule RC-E, Item 4 or 5, column B) .............
                                                                                                               -----------


    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, item 4 or 5, column A or C, but not column B) ......................................................
                                                                                                               -----------

 7. Unamortized premiums and discounts on time and savings deposits:(1)

    a. Unamortized premiums ...............................................................................
                                                                                                               -----------


    b. Unamortized discounts ..............................................................................
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
 8. To be completed by banks with "Oakar deposits."

    Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)(3) of the
    Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction Worksheet(s)) ..................
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------

 9. Deposits in lifeline accounts .........................................................................
                                                                                                               -----------


10. Benefit-responsive "Depository Institution Investment Contracts" (included in total deposits) ........
                                                                                                               -----------

-------------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

The Bank of Nova Scotia Trust Company of New York
------------------------------------------------------
Legal Title of Bank

FDIC Certificate Number ___________________

Schedule RC-O -- Continued


                                                                          Dollar Amounts in Thousands   Mil    Thou
-------------------------------------------------------------------------------------------------------------------
11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:
                                                                                                      -------------
    a.  Amount by which demand deposits would be reduced if reciprocal demand balances between the reporting bank and savings associations were reported on a net basis rather than a gross basis in Schedule RC-E ..............................................................
                                                                                                      -------------
    b.  Amount by which demand deposits would be increased if reciprocal demand balances between the reporting bank and U.S. branches and agencies of foreign banks were reported on a gross basis rather than a net basis in Schedule RC-E ........................
                                                                                                      -------------
    c.  Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of net reciprocal demand balances between the reporting bank and the domestic offices of U.S. banks and savings associations in Schedule RC-E .....
                                                                                                      -------------
Memoranda (to be completed each quarter except as noted)

                                                                          Dollar Amounts in Thousands   Mil    Thou
-------------------------------------------------------------------------------------------------------------------
1.  Total deposits of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):

    a.  Deposit accounts of $100,000 or less:
                                                                                                        -----------

        (1)  Amount of deposit accounts of $100,000 or less ........................................           128
                                                                                                        -----------
                                                                                            Number
                                                                                         -------------
        (2)  Number of deposit accounts of $100,000 or less (to be contemplated for the June report only) ..................................
                                                                                         -------------
    b.  Deposit accounts of more than $100,000:
                                                                                                        -----------

        (1)  Amount of deposit accounts of more than $100,000 .......................................      1   974
                                                                                             Number
                                                                                         -------------

        (2)  Number of deposit accounts of more than $100,000 ........................          3
                                                                                         -------------
2.  Estimated amount of uninsured deposits of the bank:

    a.  An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
        above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.
                                                                                                        YES    NO
                                                                                                        -----------
        Indicate in the appropriate box at the right whether your bank has a method or procedure for determining a better estimate of uninsured deposits than the estimate described above ...
                                                                                                        -----------
                                                                                                         Mil   Thou
                                                                                                        -----------
    b. If the box marked YES has been checked, report the estimate of uninsured deposits determined by using your bank's method or procedure ..........................................
                                                                                                        -----------


------------------------------------------------------------------------------
                                                                        C177
                                                                       -------
Person to whom questions about the Reports of Condition and Income should be directed:


George E. Timmes, Secretary         (212) 225-5422
-----------------------------       --------------------------------------------
Name and Title                      Area code/phone number/extension

The Bank of Nova Scotia Trust Company of New York
---------------------------------------------------
Legal Title of Bank

FDIC Certificate Number ________________

Schedule RC-R - Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to Item 1 below:

1. Test for determining the extent to which Schedule RC-R must be
   completed. To be completed only by banks with total assets of         C180
   less than $1 billion. Indicate in the appropriate box at the      ---------
   right whether the bank has total capital greater than or          YES    NO
   equal to eight percent of adjusted total assets...............  ----------
                                                                      X

                                                                   -----------

        For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see Instructions).

        If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.


        A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

-------------------------------------------------------------
NOTE: All banks are required to complete items 2 and 3 below.
See optional worksheet for items 3.a through 3.f.
-------------------------------------------------------------


                                                                                       ----------------------------------
                                                                                           (Column A)        (Column B)
                                                                                         Subordinated           Other
                                                                                       Debt(1) and Inter-    Limited-Life
                                                        Dollar Amounts in Thousands       mediate Term          Capital
-------------------------------------------------------------------------------------   Preferred Stock      Instruments
                                                                                        ---------------------------------
                                                                                           Mil    Thou       Mil   Thou
                                                                                        ---------------------------------
2. Subordinated debt(1) and other limited-life capital instruments
   (original weighted average maturity of at least five years) with a remaining maturity of:

   a.  One year or less .............................................................        NONE               NONE
                                                                                        ------------------------------

   b.  Over one year through two years ..............................................        NONE               NONE
                                                                                        ------------------------------

   c.  Over two years through three years ...........................................        NONE               NONE
                                                                                        ------------------------------

   d.  Over three years through four years ..........................................        NONE               NONE
                                                                                        ------------------------------

   e.  Over four years through five years ...........................................        NONE               NONE
                                                                                        ------------------------------

   f.  Over five years ..............................................................        NONE               NONE
                                                                                        ------------------------------
3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable capital standards):

                                                                                                            Mil   Thou
                                                                                                           -----------

   a.  Tier 1 capital ..................................................................................    2     281
                                                                                                           -----------

   b.  Tier 2 capital ..................................................................................
                                                                                                           -----------

   c.  Total risk-based capital ........................................................................    2     281
                                                                                                           -----------

   d.  Excess allowance for loan and lease losses ......................................................
                                                                                                           -----------

   e.  Risk-weighted assets (net of all deductions, including excess allowance) ........................
                                                                                                           -----------

   f.  "Average total assets" (net of all assets deducted from Tier 1 capital)(2) ......................    5     375
                                                                                                           -----------


Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.


                                                                                    -------------------------------------
                                                                                         (Column A)        (Column B)
                                                                                           Assets       Credit Equivalent
                                                                                          Recorded          Amount of
                                                                                           on the          Off-Balance
                                                                                        Balance Sheet     Sheet Items(3)
                                                                                     -------------------------------------
                                                                                         Mil    Thou        Mil    Thou
                                                                                     -------------------------------------
4.  Assets and credit equivalent amounts of off-balance sheet items assigned to the Zero percent risk category:

    a.  Assets recorded on the balance sheet:

        (1)  Securities issued by, other claims on, and claims unconditionally guaranteed by, the U.S. Government and its agencies and other
             OECD central governments ............................................
                                                                                     -----------------

        (2)  All other ...........................................................
                                                                                     ------------------------------------

    b.  Credit equivalent amount of off-balance sheet items ......................
                                                                                     -------------------------------------

------------
(1)  Exclude mandatory convertible debt reported in Schedule RC-M, item 7.

(2)  Do not deduct excess allowance for loan and lease losses.

(3) Do not report in column B the risk-weighted amount of assets reported in column A.

                                                                                           (Column A)       (Column B)
                                                                                             Assets        Credit Equiv-
                                                                                            Recorded        alent Amount
                                                                                             on the        of Off-Balance
                                                                                          Balance Sheet    Sheet Items(1)
                                                                                         ---------------   ---------------
                                                            Dollar Amounts in Thousands      Mil  Thou        Mil   Thou
-------------------------------------------------------------------------------------------------------------------------
5. Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
   a. Assets recorded on the balance sheet:
      (1) Claims conditionally guaranteed by the U.S. Government and its agencies and other OECD central governments ..........................................
      (2) Claims collateralized by securities issued by the U.S. Government and its agencies and other OECD central governments; by securities issued by
          U.S. Government-sponsored agencies; and by cash on deposit ..................

      (3) All other ...................................................................

   b. Credit equivalent amount of off-balance sheet items .............................
6. Assets and credit equivalent amounts of off-balance sheet items assigned to the
   50 percent risk category:

   a. Assets recorded on the balance sheet ............................................

   b. Credit equivalent amount of off-balance sheet items .............................
7. Assets and credit equivalent amounts of off-balance sheet items assigned to the
   100 percent risk category:

   a. Assets recorded on the balance sheet ............................................

   b. Credit equivalent amount of off-balance sheet items .............................
8. On-balance sheet asset values excluded from the calculation of the risk-based capital ratio(2) ...................................................................
9. Total assets recorded on the balance sheet (sum of items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal Schedule RC, item 12.c plus items 4.b and 4.c) ........



Memoranda
                                                                              Dollar Amounts in Thousands     Mil   Thou
---------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all off-balance sheet derivative contracts covered by the risk-based capital standards .........................................................................


                                                                                   With a remaining maturity of
                                                                         -------------------------------------------------
                                                                                             (Column B)
                                                                                                Over
                                                                           (Column A)         one year        (Column C)
                                                                            One year          through             Over
                                                                             or less         five years        five years
                                                                         ---------------   ---------------   --------------
                                          Dollar Amounts in Thousands       Mil   Thou        Mil   Thou        Mil   Thou
---------------------------------------------------------------------------------------------------------------------------
2. Notional principal amounts of off-balance
   sheet derivative contracts:(3)

   a. Interest rate contracts .......................................

   b. Foreign exchange contracts ....................................

   c. Gold contracts ................................................

   d. Other precious metals contracts ...............................

   e. Other commodity contracts .....................................

   f. Equity derivative contracts ...................................

------------
(1) Do not report in column B the risk-weighted amount of assets reported in Column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

              OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                REPORTED IN THE REPORTS OF CONDITION AND INCOME

                     at close of business on March 31, 1997

The Bank of Nova Scotia Trust Company of New York       New York        NY
-------------------------------------------------      ----------      -----
             Legal Title of Bank                          City         State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum Item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computerized releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
-------------------------------------------------------------------------------
No comment /X/                                                     C171   C172

BANK MANAGEMENT STATEMENT (please type or print clearly):















                    --------------------------------------    -----------------
                    Signature of Executive Officer of Bank    Date of Signature

                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS
-------------------------------------------------------------------------------
     NAME AND ADDRESS OF BANK                 OMB No. For OCC: 1557-0081
                                              OMB No. For FDIC 3064-0052
                                        OMB No. for Federal Reserve: 7100-0036
                                               Expiration Date: 3/31/99
        PLACE LABEL HERE
                                                    SPECIAL REPORT
The Bank of Nova Scotia Trust Company       (Dollar Amounts in Thousands)
 of New York
One Liberty Plaza                     ------------------------------------------
New York, NY 10006                     CLOSE OF        FDIC CERTIFICATE
                                       BUSINESS DATE   NUMBER              C-700

--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
--------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
--------------------------------------------------------------------------------

                                                                                               ----------------------------


a. Number of loans made to executive officers since the previous Call Report date ............          NONE
                                                                                                      ---------------------

b. Total dollar amount of above loans (in thousands of dollars) ..............................            0
                                                                                                      ---------------------
                                                                 ----------------------------------------------------------
c. Range of interest charged on above loans
   (example: 9 3/4% + 9.75) .................................................         ___ . ___  % to          ___ . ___  %
                                                                             ----------------------------------------------

--------------------------------------------------------------------------------















---------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT           DATE (Month, Day, Year)


    [SIG]                                                          May 6, 1997
---------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED         AREA CODE/PHONE NUMBER/EXTENSION

   G. E. Timmes, Secretary                                         (212) 225-5422
---------------------------------------------------------------------------------------------------